Exhibit 99.1

NEWS RELEASE	Contacts
Donald T. Robinson, CFO
(304) 594 – 3500
DRobinson@MVBbanking.com

MVB Financial Announces Sale of MVB Insurance to USI Insurance Services

Acquisition positions USI as largest insurance broker and consultant in West Virginia

FAIRMONT, W.Va., (July 1, 2016) – MVB Financial Corp. (MVB or the Company) today announced the sale of substantially all of the assets of its wholly-owned subsidiary, MVB Insurance, LLC (MVB Insurance), to USI Insurance Services LLC (USI). MVB Insurance will retain the assets related to, and continue to operate, its title insurance business.  The sale was effective at 11:59 p.m. on June 30, 2016, the date of the definitive agreement between MVB, MVB Insurance and USI.

MVB Insurance CEO L. Randall “Randy” Cober, CIC, President Kenneth Juskowich, and all employees have been extended offers to remain with USI as part of the acquisition.  The two entities are working together to ensure a smooth transition and the continuation of quality service for all current and future clients.

“I am so grateful to Randy and his exceptional team for their contributions to MVB over the past three years,” said Larry F. Mazza, MVB President and CEO.  “Recognizing the high level of competition and the rapid pace of consolidation within the insurance industry presented challenges to further develop our insurance services offering. We are confident the sale to USI, an organization dedicated solely to the insurance business, presents continuity of a high level of service and a strategic partner for our clients, while enhancing value for our MVB Shareholders.”

Additional information on the sale will be available on MVB’s current report on Form 8-K that will be filed with the Securities and Exchange Commission (SEC).

About USI

USI is a leading local and national insurance brokerage and consulting firm, delivering property and casualty, employee benefits, personal risk and retirement solutions throughout the United States. Headquartered in Valhalla, New York, USI has over $1.0 billion in revenue, employs more than 4,400 professionals and operates out of 140 local offices serving every state. USI has become a premier insurance brokerage and consulting firm by leveraging the USI ONE Advantage®, an interactive platform that integrates proprietary and innovative client solutions, networked local resources and enterprise-wide collaboration to deliver customized results with positive, bottom line impact. For more information, visit usi.com.

About MVB Financial Corp.

MVB Financial Corp. (OTCQB: MVBF) is a financial holding company headquartered in Fairmont, W.Va. Through its subsidiaries, MVB Bank, Inc., MVB Mortgage and MVB Insurance, the company provides community banking, mortgage banking, insurance and wealth management services to individuals and corporate clients in the Mid-Atlantic region.

The OTCQB is a market tier operated by the OTC Market Group Inc., for over-the-counter traded companies that are current in their reporting with a U.S. regulator.

For more information, please visit ir.mvbbanking.com.

Forward-Looking Statements

All statements other than statements of historical fact included herein are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. Such information involves risks and uncertainties that could result in the actual results of the Company differing from those projected in the forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements about the Company’s belief that the sale of MVB Insurance will help improve operating efficiency and enhance value for its shareholders. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the risk factor discussion in the Form 10-K filed by the Company with the SEC for the year ended December 31, 2015 and other filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.